                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                        December 31, 1998


                 GRAND CENTRAL SILVER MINES, INC.
      (Exact name of registrant as specified in its charter)


                              UTAH
          (State or other jurisdiction of incorporation)


0-17048                                      87-0429204
(Commission File No.)                   (IRS Employer ID)


                 1010 Ironwood Drive, Suite 105
                   Coeur d'Alene, Idaho 83814
      (Address of principal executive offices and Zip Code)


                          (208) 769-7340
       (Registrant's telephone number, including area code)















       2  ITEM 4.   CHANGE OF REGISTRANTS CERTIFYING ACCOUNT.

     (a) At its board meeting on December 22, 1998, the Board of Directors of the Registrant engaged Williams & Webster, P.S.,
Certified Public Accountants, as its independent auditor for 1998.

     (b) The accounting firm of Jones, Jensen & Company was dismissed. There were no disagreements with Jones, Jensen & Company on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure or any reportable events other than as disclosed in paragraphs (e), (f),
(g) and (h) below.

     (c) The former principal accountant's report on the Company's financial statements during the last two years contained no adverse opinions or disclaimer of opinions and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) During the last two fiscal years and during the subsequent interim periods, there were no disagreements with the former principal accountant on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures other than as disclosed in paragraphs (e), (f), (g) and (h) below.

     (e) Jones, Jensen & Company has provided a letter addressed to the Securities and Exchange Commission dated December 28, 1998, stating its acknowledgment of their dismissal and: (1) that they disagree with management of the Company as it relates to the proposed accounting treatment of the capitalized mineral property costs; and, (2) further, that they do not consent to the use of their audit report dated November 26, 1997 as of and for the year ended September 30, 1998 10-K filing. A copy of which is filed as Exhibit 16.1 to this Form 8-K.

     (f) The Company responded thereto with Exhibit 16.2 attached hereto explaining the capitalization of the mineral costs among other things.

     (g) Jones, Jensen & Company has provided a second letter to the Securities and Exchange Commission, similar to the one set forth in paragraph (e) however, the second letter deletes reference to the disagreement with the proposed accounting treatment of the capitalized mineral costs, but references disagreements with representations of the Company without explanation thereof.

     (h) Jones, Jensen & Company objects to the use of their audit report in the Company's September 30, 1998 10-K for the period ending September 30, 1997. The Company believes it has an unqualified right to use said audit report in the September 30, 1998 10-K and intends to do so.

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ITEM 7.   Financial Statements and Exhibits

     The following exhibits are hereby made part of this Form
8-K:

Exhibit No. 16.1    Letter from Jones, Jensen & Company to the
                    Securities and Exchange Commission.

Exhibit No. 16.2    Letter from the Company to Jones, Jensen &
                    Company.

Exhibit No. 16.3    Letter from Jones, Jensen & Company to the
                    Securities and Exchange Commission.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 31st day of December, 1998.

                         GRAND CENTRAL SILVER MINES, INC.



                         BY:  /s/ John P. Ryan
                              John P. Ryan, President and a
                              Member of the Board of Directors